UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
____________________
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Filed by a Party other than the Registrant  ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
TRULIEVE CANNABIS CORP.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

TRULIEVE CANNABIS CORP.

2024 Annual and Special Meeting
Vote by June 11, 2024
11:59 PM ET

TRULIEVE CANNABIS CORP.
ATTN: CORPORATE SECRETARY
6749 BEN BOSTIC ROAD
QUINCY, FL 32351

V49642-P12050

You invested in TRULIEVE CANNABIS CORP. and it's time to vote!

You have the right to vote on proposals being presented at the Annual and Special Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 12, 2024.**

Get informed before you vote

View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 29, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 12, 2024
10:00 A.M. EDT

Meeting live via the Internet - please visit www.virtualshareholdermeeting.com/TCNNF2024 and have the information printed in the box marked by the arrow.

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Number of Directors: To set the number of directors of the Company at seven (7)	For
2.	Election of Directors **Nominees:**	
2a.	Thad Beshears	For
2b.	Peter Healy	For
2c.	Richard May	For
2d.	Thomas Millner	For
2e.	Jane Morreau	For
2f.	Kim Rivers	For
2g.	Susan Thronson	For
3.	Advisory (Non-Binding) vote on the compensation of the Company's named executive officers (Say-on-Pay).	For
4.	To approve the amendment and restatement of the Company's 2021 Omnibus Incentive Plan.	For
5.	To ratify the selection by the Audit Committee of the Board of WithumSmith+Brown, PC as auditors for the Company for the year ending December 31, 2024.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V49643-P12050